UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ELEVATION ONCOLOGY, INC.

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Your Vote Counts! ELEVATION ONCOLOGY, INC. 2022 Annual Meeting Vote by June 16, 2022 11:59 PM ET ELEVATION ONCOLOGY, INC. 888 SEVENTH AVENUE NEW YORK, NY 10106 D79846-P68751 You invested in ELEVATION ONCOLOGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 17, 2022. Get informed before you vote View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 3, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 17, 2022 11:00 am Eastern Time Virtually at: www.virtualshareholdermeeting.com/ELEV2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D79847-P68751 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Shawn Leland, Pharm.D., RPh 02) R. Michael Carruthers For 2. Ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.